UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6107

John Hancock Patriot Select Dividend Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:      June 30

Date of reporting period:     June 30, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Patriot Select
Dividend Trust

6.30.2005

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Keith F. Hartstein, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

Trustees & officers
page 25

For more information
page 33


To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund's Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company's executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds' open-end and closed-end mutual funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

As you may have read, John Hancock recently entered into an agreement with GMO, a Boston-based institutional money manager, to acquire eight of their mutual funds. In addition, we are in the process of adding five "Lifestyle Portfolio" funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in your fourth quarter shareholder newsletter.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds' commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

/s/ Keith F. Hartstein

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
of capital, by invest-
ing at least 80% of
its assets in a diver-
sified portfolio of
dividend-paying
securities. The Fund
will normally invest-
more than 65% of
its total assets in
securities of
companies in the
utilities industry.

Over the last twelve months

* Dividend-paying securities posted strong gains, overcoming scattered bouts of weakness during the year.

* The Fund's comparatively large stake in strong-performing utility common stocks helped it outpace its Lipper peer group average.

* Preferred stock holdings mostly posted gains, although lower-coupon securities lagged.

[Bar chart with heading "John Hancock Patriot Select Dividend Trust" Under the heading is a note that reads "Fund performance for the year ended
June 30, 2005." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 22.06% net asset value of the Fund. The second bar represents the 8.46% market value of the Fund. The third bar represents the 6.53% yield on closing market price. The first note below the chart reads "The total returns for the Fund are with all distributions reinvested. The performance data contained within this material represents past performance, which does not guarantee future results." The second note below the chart reads "The yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price."]

Top 10 issuers

 5.1%   NSTAR
 4.9%   Energy East Corp.
 4.1%   Baltimore Gas & Electric Co.
 3.8%   Sierra Pacific Power Co.
 3.7%   Bear Stearns Co.
 3.3%   CH Energy Group, Inc.
 3.3%   DTE Energy Co.
 3.2%   Citigroup, Inc.
 3.1%   Lehman Brothers Holdings
 3.0%   KeySpan Corp.

As a percentage of net assets plus the value of preferred shares on June 30, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO
MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Patriot Select
Dividend Trust

Dividend-paying securities posted strong gains for the 12-month period ended June 30, 2005, overcoming scattered bouts of weakness during the year. Preferred stocks -- which are the primary emphasis of John Hancock Patriot Select Dividend Trust -- began the period on somewhat rocky footing just after the Federal Reserve Board began to raise short-term interest rates, triggering a Treasury market sell-off that put pressure on preferred-stock prices. Because preferreds make fixed payments in the form of dividends, much like bonds pay in interest, their prices tend to follow those of U.S. Treasury securities. Despite evidence of a strengthening economy and additional rate hikes throughout the remainder of 2004, preferred-stock prices moved higher, responding to investors' confidence that even though the Fed might continue its campaign of raising interest rates, those rate hikes would be small and measured, given the potential for high oil prices and rising interest rates themselves to dampen future economic growth.

Preferred stocks were further boosted by strong demand, as investors continued to seek dividend-paying securities, particularly in light of the fact that changes in the federal tax code in 2003 helped make ownership of certain dividend-yielding stocks more attractive.

"Dividend-paying securities
 posted strong gains for the
 12-month period ended
 June 30, 2005..."

Utility common stocks

Among dividend-paying stocks, utility common stocks were the clear victors during the past 12 months, and ended the period as one of the overall stock market's best-performing industry groups. There was robust investor demand for utility common stocks due to their high dividend payouts, which were very attractive in a period when fixed-income investments offered investors low interest rates. Additionally, investors became increasingly bullish on the group in response to utility companies' strides to reduce their debt levels and improve their balance sheets. Utility commons really surged in the final month of the period, due to the announcement of planned mergers of several large well-known players, which fueled speculation that more merger and acquisition activity was on the horizon.

[Photos of Greg Phelps and Mark Maloney, flush right at top of page.]

Performance

For the 12 months ended June 30, 2005, John Hancock Patriot Select Dividend Trust returned 22.06% at net asset value and 8.46% at market value. The difference in the Fund's net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 16.20% at net asset value, according to Lipper, Inc.

The main factor driving the Fund's outperformance versus its Lipper peer group average was our larger stake in utility common stocks. They, as measured by the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 44.24% for the year, dramatically outpacing the broader stock market, as measured by the Standard & Poor's 500 Index's return of 6.32%.

"...many of our utility common
 stock holdings also were our best
 performers during the year."

Chart-topping utility common stocks

Given the sector's overall strength, it's not surprising that many of our utility common stock holdings also were our best performers during the year. Among the best was NSTAR, which transmits and delivers electricity to customers in eastern and central Massachusetts. It also was powered by company-specific developments, including the settlement of a contentious strike, the company's effecting a two-for-one-stock split and continued financial improvement. Another chart topper was Cinergy Corp., which performed well throughout the year and then got an added kick from the news that Duke Energy would acquire the company. Utility companies with oil, gas and/or coal operations also fared well as the price of energy skyrocketed, with holdings such as

Vectren Corporation, National Fuel Gas Co. and NiSource each posting impressive stock price gains.

[Table at top left-hand side of page entitled "Industry distribution1." The first listing is Electric utilities 33%, the second is Multi-utilities & unregulated power 27%, the third is Gas utilities 9%, the fourth is Oil & gas exploration & production 7%, the fifth is Investment banking & brokerage 7%, the sixth is Diversified financial services 3%, the seventh is Regional banks 3%, the eighth is Agricultural products 2%, the ninth is Consumer finance 2%, the tenth is Diversified banks 2%, the eleventh is Integrated telecommunication services 2%, the twelfth is Multi-line insurance 2% and the thirteenth is Integrated oil and gas 1%.]

Preferred-stock holdings: leaders and laggards

Among our preferred-stock holdings, Monongahela Power Co., a subsidiary of utility holding company Alleghany Energy, was one of our top performers. It benefited from improving financial results, prompting a major ratings agency to upgrade Monongahela's credit rating. Sierra Pacific Power Co. was another winner, helped by colder weather earlier this year and an increase in rates that became effective late last year. On the flip side were our holdings in Lehman Brothers, which tread water during the period because they carried yields below those offered by newly issued securities, which muted demand for the securities.

Supply glut = opportunity

In the final months of the period, there was a glut of newly issued preferred stocks as companies rushed to lock in low interest rates. That influx of supply temporarily weighed on preferred-stock prices and afforded us the opportunity to buy some attractively valued, tax-advantaged issues with relatively high coupons. Among our purchases was Entergy Mississippi, an electric utility company with an improving credit profile, and insurance giant MetLife, which carried coupons of 6.25% and 6.50%, respectively.

[Pie chart at middle of page with heading "Portfolio diversification1." The chart is divided into two sections (from top to left): Preferred stocks 61% and Common stocks 39%.]

Outlook

After chalking up substantial gains over the past two years, the utilities sector has shown no signs of retreat. Utilities continue to reap the benefits of their efforts to repair their balance sheets, improve cash flows, whittle down debts and return to their core competencies by shedding non-regulated business. And with utilities looking to consolidate and cut costs, we believe that more merger and acquisition activity is likely, which we expect to provide a good underpinning for utility stocks. In addition, there is the strong possibility that unfavorable federal regulation that has dogged the industry may be repealed. Finally, there remains a strong appetite for dividends, with utility stocks being a primary beneficiary of that trend. That said, given their strong recent gains, some moderation in utility stock performance is likely in the cards. Given our forecast for slowing economic conditions and ongoing strong demand for dividend-paying securities, we believe that preferred stocks also may have the wind at their backs in the months to come.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is NSTAR followed by an up arrow with the phrase "Investors cheer improving financial results, strike settlement, stock split." The second listing is Cinergy followed by an up arrow with the phrase "Rallies on news that Duke Energy plans to acquire it." The third listing is Lehman Brothers followed by a down arrow with the phrase "Low coupon unattractive amid higher-coupon new issues."]

"...there remains a strong appetite for
 dividends, with utility stocks being a
 primary beneficiary of that trend."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest more than 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund's portfolio on June 30, 2005.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005

This schedule is divided into three main categories: common stocks, preferred stocks, and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                          Shares          Value
Common stocks 56.26%                                                                                      $85,534,110
(Cost $80,041,921)

Electric Utilities 21.47%                                                                                  32,649,974
Alliant Energy Corp.                                                                          148,000       4,166,200
Ameren Corp.                                                                                   85,400       4,722,620
CH Energy Group, Inc.                                                                         151,250       7,355,287
Cinergy Corp.                                                                                  26,000       1,165,320
Consolidated Edison, Inc.                                                                      45,000       2,107,800
Great Plains Energy, Inc.                                                                      35,750       1,140,067
NSTAR                                                                                         188,000       5,796,040
Progress Energy, Inc.                                                                          64,000       2,895,360
Progress Energy, Inc., (Contingent Value Obligation) (B)(I)                                    20,000           2,400
Xcel Energy, Inc.                                                                             169,000       3,298,880

Gas Utilities 8.94%                                                                                        13,588,311
Atmos Energy Corp.                                                                              9,700         279,360
KeySpan Corp.                                                                                 161,850       6,587,295
National Fuel Gas Co.                                                                          56,150       1,623,297
NiSource, Inc.                                                                                 97,850       2,419,831
Peoples Energy Corp.                                                                           41,800       1,816,628
Vectren Corp.                                                                                  30,000         861,900

Integrated Telecommunication Services 2.28%                                                                 3,465,708
SBC Communications, Inc.                                                                       97,700       2,320,375
Verizon Communications, Inc.                                                                   33,150       1,145,333

Multi-Utilities & Unregulated Power 23.57%                                                                 35,830,117
Dominion Resources, Inc.                                                                       46,000       3,375,940
DTE Energy Co.                                                                                155,900       7,291,443
Duke Energy Corp.                                                                              70,000       2,081,100
Energy East Corp.                                                                             242,000       7,013,160
OGE Energy Corp.                                                                               96,092       2,780,902

See notes to
financial statements.


6



FINANCIAL STATEMENTS


Issuer                                                                                         Shares          Value
Public Service Enterprise Group, Inc.                                                          16,000        $973,120
Puget Energy, Inc.                                                                            121,800       2,847,684
Sierra Pacific Resources (I)                                                                  261,500       3,255,675
TECO Energy, Inc.                                                                             176,750       3,342,343
WPS Resources Corp.                                                                            51,000       2,868,750


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Preferred stocks 88.71%                                                                                  $134,874,731
(Cost $132,088,386)

Agricultural Products 2.32%                                                                                 3,530,000
Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)                                  BB+           40,000       3,530,000

Broadcasting & Cable TV 0.41%                                                                                 630,250
Shaw Communications, Inc., 8.50% (Canada)                                        B+            25,000         630,250

Consumer Finance 3.45%                                                                                      5,248,600
SLM Corp., 6.97%, Ser A                                                          BBB+          92,000       5,248,600

Diversified Banks 3.41%                                                                                     5,192,250
Bank of America Corp., 6.75%, Depositary Shares, Ser VI                          A             96,600       5,192,250

Diversified Financial Services 4.73%                                                                        7,197,388
Citigroup, Inc., 6.213%, Depositary Shares, Ser G                                A             44,000       2,266,000
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                A             92,400       4,931,388

Electric Utilities 26.61%                                                                                  40,457,020
Alabama Power Co., 5.20%                                                         BBB+         240,000       5,992,800
Boston Edison Co., 4.25%                                                         BBB+          64,157       5,453,345
Duquesne Light Co., 6.50%                                                        BB+          107,000       5,574,700
Entergy Mississippi, Inc., 6.25%                                                 BB+           84,000       2,113,128
Interstate Power & Light Co., 7.10%, Ser C                                       BBB-          25,000         687,500
Interstate Power & Light Co., 8.375%, Ser B                                      BBB-          46,000       1,536,400
Monongahela Power Co., $7.73, Ser L                                              B             50,000       5,025,000
Northern Indiana Public Service Co., 4.22%                                       BB+           11,526         969,265
PSI Energy, Inc., 6.875%                                                         BBB-          48,000       5,016,000
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         205,600       5,222,240
Virginia Electric & Power Co., $6.98                                             BBB-          10,500       1,092,329
Virginia Electric & Power Co., $7.05                                             BBB-          10,000       1,040,625
Wisconsin Public Service Corp., 6.76%                                            A              7,000         733,688

See notes to
financial statements.


7


FINANCIAL STATEMENTS


                                                                                 Credit
Issuer, description                                                              rating (A)    Shares           Value
Gas Utilities 3.68%                                                                                        $5,593,980
Southern Union Co., 7.55%                                                        BB+          210,300       5,593,980

Integrated Oil & Gas 1.29%                                                                                  1,955,151
Coastal Finance I, 8.375%                                                        CCC-          78,300       1,955,151

Integrated Telecommunication Services 0.28%                                                                   421,100
Telephone & Data Systems, Inc., 6.625%                                           A-            15,000         374,100
Touch America Holdings, Inc., $6.875 (H)                                         D             47,000          47,000

Investment Banking & Brokerage 9.94%                                                                       15,105,576
Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G                   BBB          141,400       7,047,376
Bear Stearns Cos., Inc. (The), 6.15%, Depositary Shares, Ser E                   BBB           23,000       1,184,500
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D                  BBB+         125,600       6,217,200
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C                  BBB+          13,000         656,500

Multi-Line Insurance 3.48%                                                                                  5,287,800
MetLife, Inc., 6.50%, Ser B                                                      BBB          210,000       5,287,800

Multi-Utilities & Unregulated Power 14.82%                                                                 22,525,715
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          40,000       4,162,500
BGE Capital Trust II, 6.20%                                                      BBB-         190,000       4,902,000
Energy East Capital Trust I, 8.25%                                               BBB-         147,000       3,858,750
PSEG Funding Trust II, 8.75%                                                     BB+           30,000         813,000
Public Service Electric & Gas Co., 6.92%                                         BB+           30,627       3,179,465
South Carolina Electric & Gas Co., 6.52%                                         Baa1          55,000       5,610,000

Oil & Gas Exploration & Production 10.74%                                                                  16,329,901
Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B                        BBB-          48,200       4,756,737
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           48,174       4,993,539
Devon Energy Corp., 6.49%, Ser A                                                 BB+           53,500       5,590,750
Nexen, Inc., 7.35% (Canada)                                                      BB+           37,500         988,875

Regional Banks 3.55%                                                                                        5,400,000
HSBC USA, Inc., $2.8575                                                          A2           108,000       5,400,000

See notes to
financial statements.


8


FINANCIAL STATEMENTS

                                                                             Interest       Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 0.67%                                                                               $1,013,000
(Cost $1,013,000)

Commercial Paper 0.67%                                                                                      1,013,000
ChevronTexaco Corp., Due 7-1-05                                                 3.140%         $1,013       1,013,000

Total investments 145.64%                                                                                $221,421,841

Other assets and liabilities, net 0.40%                                                                      $614,289

Fund preferred shares, at value (46.04%)                                                                 ($70,000,000)

Total net assets 100.00%                                                                                 $152,036,130

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,530,000 or 2.32% of the Fund's net assets as of June 30, 2005.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments, at value (cost $213,143,307)                        $221,421,841
Cash                                                                      114
Dividends receivable                                                  867,979
Other assets                                                           29,963

Total assets                                                      222,319,897

Liabilities
Payable to affiliates
Management fees                                                       159,630
Other                                                                  29,931
Other payables and accrued expenses                                    82,150

Total liabilities                                                     271,711

Auction Market Preferred Shares (AMPS) and accrued dividends, unlimited number of shares of beneficial interest
authorized with no par value, 700 shares issued,
liquidation preference of $100,000 per share                       70,012,056

Net assets

Common shares capital paid-in                                     143,161,777
Accumulated net realized gain on investments                          638,157
Net unrealized appreciation of investments                          8,278,534
Distributions in excess of net investment income                      (42,338)

Net assets applicable to common shares                           $152,036,130

Net asset value per common share
Based on 10,010,393 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $15.19

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
June 30, 2005

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                         $12,651,227
Interest                                                              127,172

Total investment income                                            12,778,399

Expenses
Investment management fees                                          1,709,859
Administration fees                                                   320,599
AMPS auction fees                                                     185,417
Registration and filing fees                                           67,811
Printing                                                               47,082
Professional fees                                                      45,035
Custodian fees                                                         42,896
Transfer agent fees                                                    40,875
Trustees' fees                                                         12,175
Federal excise tax                                                        492

Total expenses                                                      2,472,241

Net investment income                                              10,306,158

Realized and unrealized gain
Net realized gain on investments                                      911,266
Change in net unrealized appreciation (depreciation)
of investments                                                     18,420,639

Net realized and unrealized gain                                   19,331,905

Distributions to AMPS                                              (1,461,944)

Increase in net assets from operations                            $28,176,119

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                         Year          Year
                                                        ended         ended
                                                      6-30-04       6-30-05
Increase (decrease) in net assets
From operations

Net investment income                              $9,600,735   $10,306,158

Net realized gain                                     636,979       911,266
Change in net unrealized
appreciation (depreciation)                        (2,432,023)   18,420,639

Distributions to AMPS                                (751,663)   (1,461,944)

Increase in net assets resulting
from operations                                     7,054,028    28,176,119

Distributions to common shareholders
From net investment income                        (10,769,063)   (9,904,919)
From Fund share transactions                          557,883       339,016

Net assets
Beginning of period                               136,583,066   133,425,914

End of period 1                                  $133,425,914  $152,036,130

1 Includes accumulated (distribution in excess of) net investment income of $521,487 and ($42,338), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                           6-30-01     6-30-02     6-30-03     6-30-04     6-30-05
Per share operating performance
Net asset value,
beginning of period                                     $13.97      $15.43      $13.77      $13.73      $13.36
Net investment income 1                                   1.34        1.18        1.08        0.96        1.03
Net realized and unrealized
gain (loss) on investments                                1.52       (1.61)       0.06       (0.17)       1.94
Distributions to AMPS                                    (0.32)      (0.15)      (0.10)      (0.08)      (0.15)
Total from investment operations                          2.54       (0.58)       1.04        0.71        2.82
Less distributions to
common shareholders
From net investment income                               (1.08)      (1.08)      (1.08)      (1.08)     (0.99)
Net asset value, end of period                          $15.43      $13.77      $13.73      $13.36      $15.19
Per share market value, end of period                   $14.80      $13.69      $14.72      $13.65      $13.79
Total return at market value 2 (%)                       29.40       (0.45)      16.82        0.23        8.46

Ratios and supplemental data
Net assets applicable to
common shares, end of period
(in millions)                                             $153        $136        $137        $133        $152
Ratio of expenses to
average net assets 3 (%)                                  1.77        1.77        1.90        1.78        1.72
Ratio of net investment income
to average net assets 4 (%)                               8.22        7.99        8.62        7.04        7.17
Portfolio turnover (%)                                      13          15           2          18          36

Senior securities
Total value of AMPS outstanding
(in millions)                                              $70         $70         $70         $70         $70
Involuntary liquidation preference
per unit (in thousands)                                   $100        $100        $100        $100        $100
Average market value per unit
(in thousands)                                            $100        $100        $100        $100        $100
Asset coverage per unit 5                             $316,086    $290,311    $294,629    $288,521    $316,085

See notes to
financial statements.

Notes to Financial Highlights

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.21%, 1.20%, 1.22%, 1.18% and 1.16%, respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.61%, 5.40%, 5.52%, 4.65% and 4.82%, respectively.

5 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturing of 60 days or less, may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net capital losses of $16,509 that are attributable to security transactions incurred after October 31, 2004, are treated as arising on July 1, 2005, the first day of the Fund's next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended June 30, 2004, the tax character of distributions paid was as follows: ordinary income $11,520,726.

During the year ended June 30, 2005, the tax character of distributions paid was as follows: ordinary income $11,366,863.

As of June 30, 2005, the components of distributable earnings on a tax basis included $688,216 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee
and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the preferred shares (collectively, "managed assets").

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly managed assets. The compensation for the year amounted to $320,599. The Fund also paid the Adviser the amount of $104 for certain publishing services, included in the printing fees and the amount of $3,279 for certain compliance costs, included in the miscellaneous expenses.

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE's listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

Common shares


This listing illustrates the Fund's common shares distribution reinvestments, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two years, along with the corresponding dollar value.

                                              Year ended 6-30-04            Year ended 6-30-05
                                          Shares          Amount        Shares          Amount
Beginning of period                    9,945,720    $142,306,741     9,985,999    $142,823,677
Distributions reinvested                  40,279         557,883        24,394         339,016
Reclassification of capital accounts          --         (40,947)           --            (916)
End of period                          9,985,999    $142,823,677    10,010,393    $143,161,777


Auction Market Preferred
Shares Series A

The Fund issued 700 shares of Dutch Auction Market Preferred Shares Series A ("AMPS") on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 1.27% to 3.10% during the year ended June 30, 2005. Accrued dividends on AMPS are included in the value of AMPS on the Fund's Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund's by-laws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2005, aggregated $81,360,324 and $74,569,416, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes was $213,176,857. Gross unrealized appreciation and depreciation of investments aggregated $16,398,533 and $8,153,549, respectively, resulting in net unrealized appreciation of $8,244,984. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended June 30, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $495,964, a decrease in distributions in excess of net investment income of $496,880 and a decrease in capital paid-in of $916. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of June 30, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

Change in
Independent Auditor
(unaudited)

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2006. During the two most recent fiscal years, Deloitte & Touche LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS'
REPORT

Report of Deloitte
& Touche LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Select Dividend Trust,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund"), as of June 30, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended June 30, 2004 and 2005 and the financial highlights for each of the years in the five-year period ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 4, 2005

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended June 30, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended June 30, 2005, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment
objective
and policy

The Fund's investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved additional changes to the Fund's by-laws. The auction preferred shares section of the Fund's by-laws was changed to update the rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant's confirmation only once per year, at the Fund's fiscal year end, and changes to the agencies' basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund's by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended June 30, 2005, dividends from net investment income totaling $0.9900 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

                                INCOME
PAYMENT DATE                  DIVIDEND
---------------------------------------
July 30, 2004                   $0.0900
August 31, 2004                  0.0900
September 30, 2004               0.0900
October 29, 2004                 0.0900
November 30, 2004                0.0900
December 31, 2004                0.0900
January 31, 2005                 0.0750
February 28, 2005                0.0750
March 31, 2005                   0.0750
April 29, 2005                   0.0750
May 31, 2005                     0.0750
June 30, 2005                    0.0750

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage com missions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 2, 2005, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 9,255,974 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                           WITHHELD
                                    FOR                   AUTHORITY
-------------------------------------------------------------------
James F. Carlin                     9,156,909                98,451
William H. Cunningham               9,161,641                93,719
Richard P. Chapman, Jr.             9,152,239               103,121
James A. Shepherdson*               9,166,928                88,432

* Mr. James A. Shepherdson resigned, effective July 15, 2005.

The preferred shareholders elected Patti McGill Peterson to serve as the Fund's Trustee until her successor is duly elected and qualified, with the votes tabulated as follows: 614 FOR, 0 AGAINST, 0 WITHHELD.

The common and preferred shareholders ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditor for the fiscal year ending December 31, 2005, with votes tabulated as follows: 9,139,366 FOR, 34,842 AGAINST and 81,766 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires the Board of Trustees (the "Board") of John Hancock Patriot Select Dividend Trust (the "Fund"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"), annually to review and consider the continuation of the investment advisory agreement (the "Advisory Agreement") with John Hancock Advisers, LLC (the "Adviser") for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board's Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the "Universe") selected by Lipper Inc. ("Lipper"), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the "Peer Group"), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser's financial results and condition, including its and certain of its affiliates' profitability from services performed for the Fund, (v) breakpoints in the Fund's and the Peer Group's fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser's record of compliance with applicable laws and regulations, with the Fund's investment policies and restrictions, and with the Fund's Code of Ethics and the structure and responsibilities of the Adviser's compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, Extent and Quality
of Services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund Performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund's benchmark indices. Lipper determined the Universe for the Fund. The Board reviewed with a represen tative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was below the median and average performance of its Universe for most of the time periods under review, but noted that, more recently, the Fund's performance improved and was above the median and average performance of its Universe for the one-year period ended December 31, 2004. The Board also noted that the Fund's performance was not appreciably below the performance of the Lipper Closed-End Income and Preferred Funds Index during years under review, and was above the benchmark index's performance for the first quarter period ended March 31, 2005. The Board noted that, except for the one-year period ended December 31, 2004, the Fund's performance was either above or not appreciably below the performance of the Dow Jones Utility Average Index for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund's performance results, as well as the Adviser's outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund's performance trends.

Investment Advisory Fee
Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the "Advisory Agreement Rate"). The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid to a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in line with the industry average of other similar funds, when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group's and Universe's median total operating expense ratio. The Adviser provided additional analysis, which showed that the actual total operating expense ratio is in line with the industry average of other similar funds, when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund's overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the

Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of Scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund's ability to appropriately benefit from economies of scale under the Fund's fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board's understanding that most of the Adviser's costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund's total expenses ranking relative to its Peer Group.

Information About
Services to Other Clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates

Other Benefits to
the Adviser

The Board received information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser's relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser's and the Fund's policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other Factors and
Broader Review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner, 2 Born: 1938                                                             1992                51
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

James F. Carlin, Born: 1940                                                                 1990                51
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr., 2 Born: 1935                                                       2005                51
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944                                                           1995                51
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet


28


Independent Trustees (continued)

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William H. Cunningham, Born: 1944 (continued)                                               1995                51
service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank -- Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Ronald R. Dion, Born: 1946                                                                  1998                51
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College; Director, Boston Municipal Research Bureau; Member
of the Advisory Board, Carroll Graduate School of Management at
Boston College.

John A. Moore, 2 Born: 1939                                                                 2005                51
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, 2 Born: 1943                                                         2005                51
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944                                                            1992                51
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).


29



Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
Keith F. Hartstein, Born: 1956                                                                                  2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, John Hancock Advisers, LLC (the
"Adviser") and The Berkeley Financial Group, LLC ("The Berkeley Group")
(holding company); Director, President and Chief Executive Officer, John
Hancock Funds, LLC. ("John Hancock Funds"); Director, President and Chief
Executive Officer, Sovereign Asset Management Corporation ("SAMCorp.");
Director, John Hancock Signature Services, Inc.; President, John Hancock Trust;
Chairman and President, NM Capital Management, Inc. (NM Capital) (since
2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President, John Hancock Funds, LLC
(until 2005).

William H. King, Born: 1952                                                                                     1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds; Assistant Treasurer of each of the John
Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947                                                                                2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Fidelity Investments --
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Fidelity Investments -- Vice President and Ethics & Compliance Officer (until 2001).


The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone           On the Fund's Web site         On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent for
common shareholders

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Transfer agent for AMPS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, NY 10017

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered
public accounting firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Stock symbol

Listed New York Stock
Exchange:
DIV

For shareholder assistance
refer to page 23


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:
             Mellon Investor Services
             85 Challenger Road
             Overpeck Centre
             Ridgefield Park, NJ 07660

Phone        Customer service representatives        1-800-852-0218
             Portfolio commentary                    1-800-344-7054
             24-hour automated information           1-800-843-0090
             TDD line                                1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)
www.jhfunds.com

--------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
--------------

P300A  6/05
       8/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, June 30, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,250 for the fiscal year ended June 30, 2004 and $33,000 for the fiscal year ended June 30, 2005. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended June 30, 2004 and fiscal year ended June 30, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,250 for the fiscal year ended June 30, 2004 and $2,400 for the fiscal year ended June 30, 2005. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended June 30, 2004 and $4,000 for the fiscal year ended June 30, 2005. There were no other fees during the fiscal year ended June 30, 2004 and June 30, 2005 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant's report on the registrant's Eligible Asset Coverage. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2004 and June 30, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended June 30, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $41,187.50 for the fiscal year ended June 30, 2004, and $71,400 for the fiscal year ended June 30, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may
recommend nominees to the registrant's Board of Trustees.   A copy of the
procedures is filed as an exhibit to this Form N-CSR. See attached
"John Hancock Funds - Administration Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Select Dividend Trust

By: /s/ Keith F. Hartstein
    ------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date:    August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
    ------------------------------
    Keith F. Hartstein
    President and Chief Executive Officer

Date:    August 29, 2005


By: /s/ William H. King
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    August 29, 2005